EXHIBIT 99.1

October 30, 2020

On October 1, 2020, the Grant Park Fund added a new CTA and FCM.

Effective October 1, 2020, Sterling Partners Quantitative Investments LLC (“SPQI”) serves as a CTA for the Fund, utilizing their SPQI Select Program. SPQI is located at 401 N. Michigan Avenue, 33rd Floor, Chicago, Illinois 60611.

Effective October 1, 2020, Rosenthal Collins Group (“RCG”) Division of Marex Spectron, 222 W. Adams Street, Suite 450, Chicago, Illinois 60606, serves as an FCM for the Fund.

Sincerely,

President